Exhibit 99.1

Sonus Networks Reports 2015 Third Quarter Results

WESTFORD, Mass., October 28, 2015 — Sonus Networks, Inc. (Nasdaq: SONS), a global leader in secure and intelligent Cloud communications, today announced results for the third quarter ended September 25, 2015.

Third Quarter 2015 Highlights

•                  Total Company revenue was $67.9 million, compared to $73.2 million in the third quarter of 2014.

•                  Product revenue was $42.2 million, compared to $44.9 million in the third quarter of 2014.

•                  Service revenue was $25.6 million, compared to $28.3 million in the third quarter of 2014.

•                  GAAP gross margin was 67.4%; non-GAAP gross margin was 70%.

•                  GAAP operating expenses were $47.1 million; non-GAAP operating expenses were $41.4 million.

•                  GAAP loss per share was $0.04; non-GAAP diluted earnings per share was $0.11.

•                  Cash and investments were $126.9 million, compared to $113.5 million at the end of the second quarter of 2015.

Ray Dolan, president and chief executive officer, commented, “We are pleased with our results for the third quarter and believe they demonstrate the continued progress we are making in our efforts to return to growth, further strengthen our customer relationships and improve Sonus’ profitability.  We reported three 10% customers, including AT&T, Inteliquent and CenturyLink. Our favorable product mix, combined with the impact of our cost reduction program, which we substantially completed in our second quarter, drove significant margin expansion, with non-GAAP gross margins reaching 70%.”

“We are pleased with these improvements in the business as well as the strong level of bookings that we achieved in the quarter, which led to a healthy book-to-bill ratio and a good start to our fourth quarter.  We are confident that Sonus’ industry-leading technology and solutions are aligned with the technology strategies of our customers and provide an easy migration path to network functions virtualization and the evolving cloud architecture.”

Mark Greenquist, chief financial officer of Sonus, said, “We delivered better than forecasted revenue and non-GAAP gross margins in the third quarter, driven by an increase in sales of higher margin products and the positive impact of our cost reduction efforts in the first half of 2015.  Non-GAAP earnings per share and cash were better than projected.  The positive cash flow reflects both our improved earnings and strong collections in the quarter, leading to a reduction of Days Sales Outstanding to 68 from 80 in the second quarter of 2015.”

2015 Fourth Quarter and Full Year Outlook

The Company’s outlook is based on current indications for its business, which are subject to change.  Gross margin, operating expenses and earnings (loss) per share are presented on a non-GAAP basis.  A reconciliation of the non-GAAP to GAAP outlook and a statement on the use of non-GAAP financial measures are included at the end of this press release.

	Q415 Guidance	FY15 Guidance
Total Company Revenue	$73 million to $75 million	$246 million to $248 million
Gross Margin(1)	69.5% to 70.5%	67.5% to 68.0%
Operating Expenses(1)	$41 million to $42 million	$167 million to $168 million
Earnings/(loss) per share(1)	$0.18 to $0.21	($0.05) to ($0.08)
Diluted Shares	50 million	50 million

(1)         Presented on a non-GAAP basis.  Please see reconciliation in press release appendix.

Conference Call Details:

Date: October 28, 2015

Time: 8:30 a.m. (ET)

Dial-in number: 800 736 4594

International Callers: +1 212 231 2918

The Company will offer a live, listen-only Webcast of the conference call via the Sonus Networks Investor Web site at http://investors.sonusnet.com/events.cfm where supporting materials, including a presentation and supplemental financial and operational data, have been posted.

Replay Information:

A telephone playback of the call will be available following the conference call until November 11, 2015 and can be accessed by calling 800 633 8284 or +1 402 977 9140 for international callers. The reservation number for the replay is 21778358.

Tags

Sonus Networks, Sonus, SONS, 2015 third quarter, earnings, results, IP-based network solutions, SBC, software SBC, session border controller, DSC, DEA, DRA, diameter signaling controller, diameter edge agent, diameter routing agent, NaaS, NaaS IQ, SDN, policy, SIP trunking, Cloud, VoIP communications, unified communications, UC, VoIP, IP, media gateway, GSX.

About Sonus Networks

Sonus brings intelligence and security to real-time communications. By helping the world embrace the next generation of cloud-based SIP and 4G/LTE solutions, Sonus enables and secures latency-sensitive, mission critical traffic for VoIP, video, instant messaging and online collaboration.  With Sonus, enterprises can give priority to real-time communications based on smart business rules while service providers can offer reliable, comprehensive and secure on-demand network services to their customers. With solutions deployed in more than 100 countries and nearly two decades of experience, Sonus offers a complete portfolio of hardware-based and virtualized Session Border Controllers (SBCs), Diameter Signaling Controllers (DSCs), Network as a Service capabilities, policy/routing servers and media and signaling gateways.  For more information, visit www.sonus.net or call 1-855-GO-SONUS.

Important Information Regarding Forward-Looking Statements

The information in this release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to a number of risks and uncertainties.  All statements other than statements of historical facts contained in this release, including statements in the section “2015 Fourth Quarter and Full Year Outlook” of this release; and statements regarding our future results of operations and financial position, industry developments, business strategy, plans and objectives of management for future operations are forward-looking statements.  Without limiting the foregoing, the words “anticipates”, “believes”, “could”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, “seeks”, “projects” and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict.  Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to, the timing of customer purchasing decisions and our recognition of revenues; economic conditions; adjustments identified in the course of the Company’s quarter-end accounting review; our ability to recruit and retain key personnel; difficulties supporting our strategic focus on channel sales; difficulties retaining and expanding our customer base; difficulties leveraging market opportunities; the impact of cost reduction and restructuring activities; our ability to realize benefits from the Network Equipment Technologies, Inc. (NET) and Performance Technologies, Incorporated (PT) acquisitions and the Treq Labs, Inc. (Treq) asset acquisition; the effects of disruption from the PT and Treq transactions, making it more difficult to maintain relationships with employees, customers, business partners or government entities; the success implementing the integration strategies of NET, PT and Treq assets; litigation; actions taken by significant stockholders; difficulties providing solutions that meet the needs of customers; market acceptance of our products and services; rapid technological and market change; our ability to protect our intellectual property rights; our ability to maintain partner, reseller, distribution and vendor support and supply relationships; higher risks in international operations and markets; the impact of increased competition; currency fluctuations; the impact of the reverse split of our common stock and changes in the market price of our common stock; and/or failure or circumvention of our controls and procedures.  These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  We therefore caution you against relying on any of these forward-looking statements.  Important factors that could cause actual results to differ materially from those in these forward-looking statements are discussed in Part I, Item 2 “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, Part I, Item 3 “Quantitative and Qualitative Disclosures About Market Risk,” and Part II, Item 1A “Risk Factors” in the Company’s most recent Quarterly Report on Form 10-Q.  Any forward-looking statement made by us in this release speaks only as of the date of this release.  Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them.  We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Sonus is a registered trademark of Sonus Networks, Inc.  All other Company and product names may be trademarks of the respective companies with which they are associated.

Discussion of Non-GAAP Financial Measures

Sonus management uses a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of the business, making operating decisions, planning and forecasting future periods, and determining payments under compensation programs.  Our annual financial plan is prepared both on a GAAP and non-GAAP basis, and the non-GAAP annual financial plan is approved by our board of directors.  Continuous budgeting and forecasting for revenue and expenses are conducted on a non-GAAP basis (in addition to GAAP) and actual results on a non-GAAP basis are assessed against the annual financial plan.  We consider the use of non-GAAP financial measures helpful in assessing the core performance of our continuing operations and liquidity, and when planning and forecasting future periods.  By continuing operations we mean the ongoing results of the business excluding certain expenses and credits, including, but not limited to: cost of product revenue related to the fair value write-up of acquired inventory, stock-based compensation, amortization of intangible assets, depreciation expense related to an abandoned facility, divestiture costs, acquisition-related expense, restructuring and other income arising from certain transactions.  We consider the use of non-GAAP earnings (loss) per share helpful in assessing the performance of the continuing operations of our business.  While our management uses non-GAAP financial measures as a tool to enhance their understanding of certain aspects of our financial performance, our management does not consider these measures to be a substitute for, or superior to, GAAP measures.  In addition, our presentations of these measures may not be comparable to similarly titled measures used by other companies.  These non-GAAP financial measures should not be considered alternatives for, or in isolation from, the financial information prepared and presented in accordance with GAAP.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool.  In particular, many of the adjustments to Sonus’ financial measures reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future.

As part of the assessment of the assets acquired and liabilities assumed in connection with the PT acquisition, we were required to increase the aggregate fair value of acquired inventory by $1.8 million.  The acquired inventory was recorded as cost of product revenue through June 27, 2014.  We believe that excluding the incremental cost of product revenue resulting from the fair value write-up of this acquired inventory facilitates the comparison of our operating results to our historical results and to other companies in our industry.

Stock-based compensation is different from other forms of compensation, as it is a non-cash expense.  For example, a cash salary generally has a fixed and unvarying cash cost.  In contrast, the expense associated with an equity-based award is generally unrelated to the amount of cash ultimately received by the employee, and the cost to us is based on a stock-based compensation valuation methodology and underlying assumptions that may vary over time.  We believe that excluding non-cash stock-based compensation expense from our operating results facilitates the comparison of our financial statements to compare our financial results to our historical operating results and to other companies in our industry.

We exclude the amortization of acquired intangible assets from non-GAAP expense and income measures.  These amortization amounts are inconsistent in frequency and amount and are significantly impacted by the timing and size of acquisitions.  Although we exclude amortization of acquired intangible assets from our non-GAAP expenses, we believe that it is important for investors to understand that intangible assets contribute to revenue generation.  We believe that excluding the non-cash amortization of intangible assets facilitates the comparison of our financial results to our historical operating results and to other companies in our industry as if the acquired intangible assets had been developed internally rather than acquired.

During the second quarter of 2015, we reached an agreement with the landlord of one of our previously restructured facilities to vacate the facility without penalty or future payments.  As a result, we were able to vacate the facility earlier than originally planned.  In connection with this settlement, we recorded incremental depreciation expense to account for the change in estimated life of the fixed assets related to this facility.  We believe that excluding this incremental depreciation expense facilitates the comparison of our financial results to our historical operating results and to other companies in our industry.

We consider certain transition, integration and other acquisition-related costs to be unpredictable and dependent on a significant number of factors that may be outside of our control.  We do not consider these acquisition-related costs to be related to the continuing operations of the acquired business or the Company.  In addition, the size, complexity and/or volume of an acquisition, which often drives the magnitude of acquisition-related costs, may not be indicative of such future costs.  We believe that excluding acquisition-related costs facilitates the comparison of our financial results to our historical operating results and to other companies in our industry.

We have recorded restructuring expense to streamline operations and reduce operating costs by closing and consolidating certain facilities and reducing our worldwide workforce.  We review our restructuring accruals regularly and record adjustments (both expense and credits) to these estimates as required.  We believe that excluding restructuring expense and credits facilitates the comparison of our financial results to our historical operating results and to other companies in our industry.

In the second quarter of 2014, we sold the Multi-Protocol Server (MPS) business that we had acquired in connection with the acquisition of PT.  We incurred transaction costs related to this divestiture in the second quarter of 2014.  We do not consider these divestiture costs to be related to our continuing operations.  We believe that excluding divestiture costs facilitates the comparison of our financial results to our historical operating results and to other companies in our industry.

In the first quarter of 2014, we recorded other income related to the settlement of a litigation matter in which we recovered a portion of our losses related to the impairment of certain prepaid royalties for software licenses which we had written off in fiscal 2012.  We believe that excluding the other income arising from this settlement facilitates the comparison of our results to our historical results and to other companies in our industry.

In October 2015, we sold the PT domain name and expect to recognize a gain, net of commission and fees, of $0.9 million.  This amount will be included in Other income (expense), net in the fourth quarter of 2015.  We believe that excluding the other income arising from this sale facilitates the comparison of our financial results to our historical results and to other companies in our industry.

We believe that providing non-GAAP information to investors, in addition to the GAAP presentation, will allow investors to view the financial results in the way management views the operating results.  We further believe that providing this information helps investors to better understand our financial performance and evaluate the efficacy of the methodology and information used by our management to evaluate and measure such performance.

For more information:

Mark Greenquist

(978) 614-8200

mgreenquist@sonusnet.com

SONUS NETWORKS, INC.

Condensed Consolidated Statements of Operations

(in thousands, except percentages and per share amounts)

(unaudited)

	Three months ended
	September 25,	June 26,	September 26,
	2015	2015	2014
Revenue:
Product	$42,230	$27,042	$44,900
Service	25,632	27,659	28,316
Total revenue	67,862	54,701	73,216

Cost of revenue:
Product	13,158	11,269	15,074
Service	8,992	9,018	10,240
Total cost of revenue	22,150	20,287	25,314

Gross profit	45,712	34,414	47,902

Gross margin:
Product	68.8%	58.3%	66.4%
Service	64.9%	67.4%	63.8%
Total gross margin	67.4%	62.9%	65.4%

Operating expenses:
Research and development	19,335	19,968	20,693
Sales and marketing	16,507	17,540	20,350
General and administrative	11,074	10,444	10,901
Acquisition-related	—	24	—
Restructuring	158	1,487	673
Total operating expenses	47,074	49,463	52,617

Loss from operations	(1,362)	(15,049)	(4,715)
Interest income (expense), net	82	(20)	(35)
Other income, net	133	5	5

Loss before income taxes	(1,147)	(15,064)	(4,745)
Income tax provision	(749)	(279)	(468)

Net loss	$(1,896)	$(15,343)	$(5,213)

Loss per share:
Basic	$(0.04)	$(0.31)	$(0.11)
Diluted	$(0.04)	$(0.31)	$(0.11)

Shares used to compute loss per share:
Basic	49,625	49,484	49,291
Diluted	49,625	49,484	49,291

SONUS NETWORKS, INC.

Condensed Consolidated Statements of Operations

(in thousands, except percentages and per share amounts)

(unaudited)

	Nine months ended
	September 25,	September 26,
	2015	2014
Revenue:
Product	$94,137	$135,885
Service	78,571	83,643
Total revenue	172,708	219,528

Cost of revenue:
Product	36,075	45,548
Service	27,277	32,367
Total cost of revenue	63,352	77,915

Gross profit	109,356	141,613

Gross margin:
Product	61.7%	66.5%
Service	65.3%	61.3%
Total gross margin	63.3%	64.5%

Operating expenses:
Research and development	58,642	60,586
Sales and marketing	53,812	58,713
General and administrative	30,742	34,082
Acquisition-related	131	1,306
Restructuring	1,306	2,233
Total operating expenses	144,633	156,920

Loss from operations	(35,277)	(15,307)
Interest income, net	90	50
Other income, net	183	2,330

Loss before income taxes	(35,004)	(12,927)
Income tax provision	(1,594)	(1,736)

Net loss	$(36,598)	$(14,663)

Loss per share:
Basic	$(0.74)	$(0.29)
Diluted	$(0.74)	$(0.29)

Shares used to compute loss per share:
Basic	49,512	50,561
Diluted	49,512	50,561

SONUS NETWORKS, INC.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 25,	December 31,
	2015	2014
Assets
Current assets:
Cash and cash equivalents	$44,773	$41,157
Short-term investments	65,082	64,443
Accounts receivable, net	51,278	62,943
Inventory	24,187	22,114
Deferred income taxes	1,022	991
Other current assets	15,389	15,239
Total current assets	201,731	206,887

Property and equipment, net	14,793	17,845
Intangible assets, net	28,219	22,594
Goodwill	40,310	39,263
Investments	17,067	42,407
Deferred income taxes	990	1,043
Other assets	2,082	2,596
	$305,192	$332,635

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$5,184	$7,497
Accrued expenses	30,404	32,149
Current portion of deferred revenue	41,087	36,967
Current portion of long-term liabilities	711	794
Total current liabilities	77,386	77,407

Deferred revenue	7,254	8,009
Deferred income taxes	2,162	1,623
Other long-term liabilities	2,922	5,246
Total liabilities	89,724	92,285

Commitments and contingencies

Stockholders equity:
Common stock	50	49
Additional paid-in capital	1,237,817	1,226,226
Accumulated deficit	(1,027,945)	(991,347)
Accumulated other comprehensive income	5,546	5,422
Total stockholders’ equity	215,468	240,350
	$305,192	$332,635

SONUS NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Nine months ended
	September 25,	September 26,
	2015	2014
Cash flows from operating activities:
Net loss	$(36,598)	$(14,663)
Adjustments to reconcile net loss to cash flows provided by operating activities:
Depreciation and amortization of property and equipment	9,646	8,708
Amortization of intangible assets	4,975	3,402
Stock-based compensation	16,902	19,213
Loss on disposal of property and equipment	112	252
Deferred income taxes	514	677
Changes in operating assets and liabilities:
Accounts receivable	11,623	9,225
Inventory	(2,076)	5,865
Other operating assets	1,282	2,120
Accounts payable	(2,329)	(4,314)
Accrued expenses and other long-term liabilities	(5,733)	(16)
Deferred revenue	3,379	(2,387)
Net cash provided by operating activities	1,697	28,082

Cash flows from investing activities:
Purchases of property and equipment	(6,417)	(7,886)
Business acquisitions, net of cash acquired	(10,897)	(35,022)
Divestiture of business	—	2,000
Purchases of marketable securities	(25,577)	(84,226)
Sale/maturities of marketable securities	49,328	155,036
Proceeds from the sale of fixed assets	—	266
Net cash provided by investing activities	6,437	30,168

Cash flows from financing activities:
Proceeds from sale of common stock in connection with employee stock purchase plan	2,378	2,882
Proceeds from exercise of stock options	1,757	9,314
Payment of tax withholding obligations related to net share settlements of restricted stock awards	(2,314)	(1,711)
Repurchase of common stock	(6,083)	(89,919)
Principal payments of capital lease obligations	(62)	(64)
Net cash used in financing activities	(4,324)	(79,498)

Effect of exchange rate changes on cash and cash equivalents	(194)	(257)

Net increase (decrease) in cash and cash equivalents	3,616	(21,505)
Cash and cash equivalents, beginning of year	41,157	72,423
Cash and cash equivalents, end of period	$44,773	$50,918

SONUS NETWORKS, INC.

Supplemental Information

(In thousands)

(unaudited)

The following tables provide the details of the fair value write-up of acquired inventory, stock-based compensation, amortization of intangible assets, depreciation expense for an abandoned facility and divestiture costs included in the Company’s Condensed Consolidated Statements of Operations and the line items in which these amounts are reported.

	Three months ended
	September 25,	June 26,	September 26,
	2015	2015	2014
Fair value write-up of acquired inventory
Cost of revenue - product	$—	$—	$364

Stock-based compensation
Cost of revenue - product	$81	$83	$104
Cost of revenue - service	378	397	381
Cost of revenue	459	480	485

Research and development expense	1,349	1,445	1,521
Sales and marketing expense	1,282	1,852	1,747
General and administrative expense	2,183	3,032	2,748
Operating expense	4,814	6,329	6,016

Total stock-based compensation	$5,273	$6,809	$6,501

Amortization of intangible assets
Cost of revenue - product	$1,323	$1,176	$701

Sales and marketing	414	415	494
Operating expense	414	415	494

Total amortization of intangible assets	$1,737	$1,591	$1,195

Depreciation expense for abandoned facility
Research and development	$322	$324	$—

Divestiture costs
General and administrative	$—	$—	$30

SONUS NETWORKS, INC.

Supplemental Information

(In thousands)

(unaudited)

The following tables provide the details of the fair value write-up of acquired inventory, stock-based compensation, amortization of intangible assets, depreciation expense for an abandoned facility, divestiture costs and litigation settlement - prepaid assets included in the Company’s Condensed Consolidated Statements of Operations and the line items in which these amounts are reported.

	Nine months ended
	September 25,	September 26,
	2015	2014
Fair value write-up of acquired inventory
Cost of revenue - product	$—	$1,782

Stock-based compensation
Cost of revenue - product	$238	$287
Cost of revenue - service	1,155	1,072
Cost of revenue	1,393	1,359

Research and development expense	4,152	4,583
Sales and marketing expense	4,150	4,299
General and administrative expense	7,207	8,972
Operating expense	15,509	17,854

Total stock-based compensation	$16,902	$19,213

Amortization of intangible assets
Cost of revenue - product	$3,667	$2,005

Sales and marketing	1,308	1,397
Operating expense	1,308	1,397

Total amortization of intangible assets	$4,975	$3,402

Depreciation expense for abandoned facility
Research and development	$646	$—

Divestiture costs
General and administrative	$—	$435

Litigation settlement - prepaid licenses
Other income, net	$—	$2,250

SONUS NETWORKS, INC.

Reconciliation of Non-GAAP and GAAP Financial Measures - Historical

(in thousands, except percentages and per share amounts)

(unaudited)

	Three months ended
	September 25,	June 26,	September 26,
	2015	2015	2014

GAAP gross margin - product	68.8%	58.3%	66.4%
Stock-based compensation expense	0.2%	0.3%	0.2%
Amortization of intangible assets	3.2%	4.4%	1.6%
Fair value write-up of acquired inventory	0.0%	0.0%	0.8%
Non-GAAP gross margin - product	72.2%	63.0%	69.0%

GAAP gross margin - service	64.9%	67.4%	63.8%
Stock-based compensation expense	1.5%	1.4%	1.4%
Non-GAAP gross margin - service	66.4%	68.8%	65.2%

GAAP total gross margin	67.4%	62.9%	65.4%
Stock-based compensation expense	0.7%	0.9%	0.7%
Amortization of intangible assets	1.9%	2.1%	0.9%
Fair value write-up of acquired inventory	0.0%	0.0%	0.5%
Non-GAAP total gross margin	70.0%	65.9%	67.5%

GAAP total gross profit	$45,712	$34,414	$47,902
Stock-based compensation expense	459	480	485
Amortization of intangible assets	1,323	1,176	701
Fair value write-up of acquired inventory	—	—	364
Non-GAAP total gross profit	$47,494	$36,070	$49,452

GAAP research and development expense	$19,335	$19,968	$20,693
Stock-based compensation expense	(1,349)	(1,445)	(1,521)
Depreciation expense for abandoned facility	(322)	(324)	—
Non-GAAP research and development expense	$17,664	$18,199	$19,172

GAAP sales and marketing expense	$16,507	$17,540	$20,350
Stock-based compensation expense	(1,282)	(1,852)	(1,747)
Amortization of intangible assets	(414)	(415)	(494)
Non-GAAP sales and marketing expense	$14,811	$15,273	$18,109

GAAP general and administrative expense	$11,074	$10,444	$10,901
Stock-based compensation expense	(2,183)	(3,032)	(2,748)
Divestiture costs	—	—	(30)
Non-GAAP general and administrative expense	$8,891	$7,412	$8,123

GAAP operating expenses	$47,074	$49,463	$52,617
Stock-based compensation expense	(4,814)	(6,329)	(6,016)
Amortization of intangible assets	(414)	(415)	(494)
Depreciation expense for abandoned facility	(322)	(324)	—
Divestiture costs	—	—	(30)
Acquisition-related expense	—	(24)	—
Restructuring	(158)	(1,487)	(673)
Non-GAAP operating expenses	$41,366	$40,884	$45,404

GAAP loss from operations	$(1,362)	$(15,049)	$(4,715)
Fair value write-up of acquired inventory	—	—	364
Stock-based compensation expense	5,273	6,809	6,501
Amortization of intangible assets	1,737	1,591	1,195
Depreciation expense for abandoned facility	322	324	—
Divestiture costs	—	—	30
Acquisition-related expense	—	24	—
Restructuring	158	1,487	673
Non-GAAP income (loss) from operations	$6,128	$(4,814)	$4,048

GAAP loss from operations as a percentage of revenue	-2.0%	-27.5%	-6.4%
Fair value write-up of acquired inventory	0.0%	0.0%	0.5%
Stock-based compensation expense	7.7%	12.5%	8.9%
Amortization of intangible assets	2.6%	2.9%	1.6%
Depreciation expense for abandoned facility	0.5%	0.6%	0.0%
Divestiture costs	0.0%	0.0%	0.0%
Acquisition-related expense	0.0%	0.0%	0.0%
Restructuring	0.2%	2.7%	0.9%
Non-GAAP income (loss) from operations as a percentage of revenue	9.0%	-8.8%	5.5%

GAAP net loss	$(1,896)	$(15,343)	$(5,213)
Fair value write-up of acquired inventory	—	—	364
Stock-based compensation expense	5,273	6,809	6,501
Amortization of intangible assets	1,737	1,591	1,195
Depreciation expense for abandoned facility	322	324	—
Divestiture costs	—	—	30
Acquisition-related expense	—	24	—
Restructuring	158	1,487	673
Non-GAAP net income (loss)	$5,594	$(5,108)	$3,550

Diluted earnings per share or (loss) per share
GAAP	$(0.04)	$(0.31)	$(0.11)
Non-GAAP	$0.11	$(0.10)	$0.07

Shares used to compute diluted earnings per share or (loss) per share
GAAP shares used to compute loss per share	49,625	49,484	49,291
Non-GAAP shares used to compute diluted earnings per share or (loss) per share	49,696	49,484	50,260

SONUS NETWORKS, INC.

Reconciliation of Non-GAAP and GAAP Financial Measures - Historical

(in thousands, except percentages and per share amounts)

(unaudited)

	Nine months ended
	September 25,	September 26,
	2015	2014

GAAP gross margin - product	61.7%	66.5%
Stock-based compensation expense	0.3%	0.2%
Amortization of intangible assets	3.8%	1.5%
Fair value write-up of acquired inventory	0.0%	1.3%
Non-GAAP gross margin - product	65.8%	69.5%

GAAP gross margin - service	65.3%	61.3%
Stock-based compensation expense	1.5%	1.3%
Non-GAAP gross margin - service	66.8%	62.6%

GAAP total gross margin	63.3%	64.5%
Stock-based compensation expense	0.8%	0.6%
Amortization of intangible assets	2.1%	0.9%
Fair value write-up of acquired inventory	0.0%	0.9%
Non-GAAP total gross margin	66.2%	66.9%

GAAP total gross profit	$109,356	$141,613
Stock-based compensation expense	1,393	1,359
Amortization of intangible assets	3,667	2,005
Fair value write-up of acquired inventory	—	1,782
Non-GAAP total gross profit	$114,416	$146,759

GAAP research and development expense	$58,642	$60,586
Stock-based compensation expense	(4,152)	(4,583)
Depreciation expense for abandoned facility	(646)	—
Non-GAAP research and development expense	$53,844	$56,003

GAAP sales and marketing expense	$53,812	$58,713
Stock-based compensation expense	(4,150)	(4,299)
Amortization of intangible assets	(1,308)	(1,397)
Non-GAAP sales and marketing expense	$48,354	$53,017

GAAP general and administrative expense	$30,742	$34,082
Stock-based compensation expense	(7,207)	(8,972)
Divestiture costs	—	(435)
Non-GAAP general and administrative expense	$23,535	$24,675

GAAP operating expenses	$144,633	$156,920
Stock-based compensation expense	(15,509)	(17,854)
Amortization of intangible assets	(1,308)	(1,397)
Depreciation expense for abandoned facility	(646)	—
Divestiture costs	—	(435)
Acquisition-related expense	(131)	(1,306)
Restructuring	(1,306)	(2,233)
Non-GAAP operating expenses	$125,733	$133,695

GAAP loss from operations	$(35,277)	$(15,307)
Fair value write-up of acquired inventory	—	1,782
Stock-based compensation expense	16,902	19,213
Amortization of intangible assets	4,975	3,402
Depreciation expense for abandoned facility	646	—
Divestiture costs	—	435
Acquisition-related expense	131	1,306
Restructuring	1,306	2,233
Non-GAAP income (loss) from operations	$(11,317)	$13,064

GAAP loss from operations as a percentage of revenue	-20.4%	-7.0%
Fair value write-up of acquired inventory	0.0%	0.8%
Stock-based compensation expense	9.7%	8.9%
Amortization of intangible assets	2.8%	1.5%
Depreciation expense for abandoned facility	0.4%	0.0%
Divestiture costs	0.0%	0.2%
Acquisition-related expense	0.1%	0.6%
Restructuring	0.8%	1.0%
Non-GAAP income (loss) from operations as a percentage of revenue	-6.6%	6.0%

GAAP Other income, net	$183	$2,330
Litigation settlement - prepaid licenses	—	(2,250)
Non-GAAP Other income, net	$183	$80

GAAP net loss	$(36,598)	$(14,663)
Fair value write-up of acquired inventory	—	1,782
Stock-based compensation expense	16,902	19,213
Amortization of intangible assets	4,975	3,402
Depreciation expense for abandoned facility	646	—
Divestiture costs	—	435
Acquisition-related expense	131	1,306
Restructuring	1,306	2,233
Litigation settlement - prepaid licenses	—	(2,250)
Non-GAAP net income (loss)	$(12,638)	$11,458

Diluted earnings per share or (loss) per share
GAAP	$(0.74)	$(0.29)
Non-GAAP	$(0.26)	$0.22

Shares used to compute diluted earnings per share or (loss) per share
GAAP shares used to compute loss per share	49,512	50,561
Non-GAAP shares used to compute diluted earnings per share or (loss) per share	49,512	51,272

SONUS NETWORKS, INC.

Reconciliation of Non-GAAP and GAAP Financial Measures - Outlook

(in millions, except percentages and per share amounts)

(unaudited)

	Three months ending
	December 31, 2015
	Range

Revenue	$73	$75

Gross margin
GAAP outlook	66.7%	67.7%
Stock-based compensation expense	0.5%	0.5%
Amortization of intangible assets	2.3%	2.3%
Non-GAAP outlook	69.5%	70.5%

Operating expenses
GAAP outlook	$46.2	$47.2
Stock-based compensation expense	(4.8)	(4.8)
Amortization of intangible assets	(0.4)	(0.4)
Non-GAAP outlook	$41.0	$42.0

Income (loss) per share
GAAP outlook	$0.05	$0.08
Stock-based compensation expense	0.11	0.11
Amortization of intangible assets	0.04	0.04
Gain on sale of domain name	(0.02)	(0.02)
Non-GAAP outlook	$0.18	$0.21

	Year ending December 31, 2015
	Range

Revenue	$246	$248

Gross margin
GAAP outlook	64.6%	65.1%
Stock-based compensation expense	0.7%	0.7%
Amortization of intangible assets	2.2%	2.2%
Non-GAAP outlook	67.5%	68.0%

Operating expenses
GAAP outlook	$191.0	$192.0
Stock-based compensation expense	(20.3)	(20.3)
Amortization of intangible assets	(1.7)	(1.7)
Depreciation expense for abandoned facility	(0.6)	(0.6)
Acquisition-related expenses	(0.1)	(0.1)
Restructuring expense	(1.3)	(1.3)
Non-GAAP outlook	$167.0	$168.0

Loss per share
GAAP outlook	$(0.69)	$(0.66)
Stock-based compensation expense	0.45	0.45
Amortization of intangible assets	0.14	0.14
Depreciation expense for abandoned facility	0.01	0.01
Acquisition-related expense	*	*
Restructuring expense	0.03	0.03
Gain on sale of domain name	(0.02)	(0.02)
Non-GAAP outlook	$(0.08)	$(0.05)

*                 Less than $0.01 impact on loss per share